SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 12, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              ELAMEX, S.A. de C.V.
             (Exact name of Registrant as specified in its charter)

            Mexico                      0-27992             Not Applicable
(State or other jurisdiction of     (Commission file       (I.R.S. employer
 Incorporation or organization)          number)         Identification number)

                             1800 Northwestern Drive
                                EL PASO, TX 79912
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 541-4191
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       (Registrant's telephone number, including area code in El Paso, TX)
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Item 7:  Financial Statements and Exhibits

         (c)   Exhibits.

   Number   Description
   ------   -----------

   99.01    Press release dated December 12, 2003.


Item 12: Results of Operations and Financial Condition

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On December 12, 2003, Elamex, S.A. de C.V. issued a press release announcing its financial results for the third quarter ended October 3, 2003 and certain other information. The press release is attached to this report as Exhibit 99.01.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         Elamex, S.A. de C.V.

Date: December 12, 2003                              By: /S/ Richard P. Spencer
                                                         ----------------------
                                                           Richard P. Spencer
                                                              President and
                                                         Chief Executive Officer

                                  Exhibit Index

Number      Description
------      -----------

99.01       Press Release dated December 12, 2003.